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                                                                   EXHIBIT 10.31


                                 SECOND ALLONGE

         That certain Promissory Note (the "Note") in the maximum principal amount of $90,000,000.00 issued by TELECOMUNICACIONES DE PUERTO RICO, INC. ("Borrower"), a corporation organized under the laws of the Commonwealth of Puerto Rico to the order of BANCO POPULAR DE PUERTO RICO on May 16, 2002 (as amended and reduced to the maximum principal amount of $50,000,000.00 by an allonge dated December 31, 2002) which as of the date hereof there is no outstanding principal balance nor accrued interest thereon, is hereby further amended and modified as of the date hereof, as follows:

The first paragraph of the Note is hereby further amended to read in its entirety as follows:

         "FOR VALUE RECEIVED, the undersigned, TELECOMUNICACIONES DE PUERTO RICO, INC., a Puerto Rico corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANCO POPULAR DE PUERTO RICO (the "Lender") for the account of its Applicable Lending Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S. $40,000,000.00 or, if less, the aggregate amount of the Revolving Credit Advances made by the Lender to the Borrower pursuant to the Revolving Credit Agreement dated as of May 16, 2002, as amended by that certain First Amendment, dated June 30, 2003 (the "First Amendment") among the Borrower, Puerto Rico Telephone Company, Inc., as Guarantor, the Lender and certain other lenders parties thereto, and Banco Popular de Puerto Rico ("BPPR"), as administrative agent (in such capacity, the "Administrative Agent") for the Lender and such other lenders (as it may further be amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), outstanding on the Termination Date."

All other terms of the Note shall continue in full force and effect.

It is hereby understood and agreed by each of the parties hereto that this Second Allonge is not intended to cause an extinctive novation of the terms and conditions of, and the obligations under, the Credit Agreement and the Note, but is exclusively intended to reflect a further reduction in the Commitment from $50,000,000.00 to $40,000,000.00 and the execution and delivery of the First Amendment, and shall not affect any of the obligations of Borrower under the Credit Agreement or under the Note (as amended hereby), all of which obligations shall continue in full force and effect as if originally incurred by Borrower as herein set forth. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Note.

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Executed in San Juan, Puerto Rico, on June 30, 2003.

                 TELECOMUNICACIONES DE PUERTO RICO, INC., as Borrower

                        By:  __________________________________________
                             Walter Forwood
                             Vice President and Chief Financial Officer

                        BANCO POPULAR DE PUERTO RICO,
                        as Lender

                        By:  __________________________________________
                             Hector A. Becemberg
                             Assistant Vice President

                        BANCO POPULAR DE PUERTO RICO,
                        as Administrative Agent

                        By:  __________________________________________
                             Hector A. Becemberg
                             Assistant Vice President

ACKNOWLEDGED:
PUERTO RICO TELEPHONE COMPANY, INC., as Guarantor

By:  ____________________________
     Walter Forwood
     Vice President and Chief Financial Officer

Affidavit No. ____

         Subscribed before me in San Juan, Puerto Rico, on June 30, 2003, by the following persons, who I personally know: (i) Walter Forwood, of legal age, married, a business person, and a resident of Guaynabo, Puerto Rico , in his capacity as Vice President and Chief Financial Officer of Telecomunicaciones de Puerto Rico, Inc., and of Puerto Rico Telephone Company, Inc.; and (ii) Hector
A. Becemberg, of legal age, married, a banker, and a resident of San Juan, Puerto Rico, in his capacity as Vice President of Banco Popular de Puerto Rico.


                              ________________________________________
                                          Notary Public